Independent Accountant’s Report
on Applying Agreed-Upon Procedures

To the Board of Directors and Management
WP Raven Acquisition, LLC
8211 Town Center Drive
Baltimore, Maryland 21236

And

Wells Fargo Securities, LLC
550 South Tryon Street
Charlotte, North Carolina 28202

And

Citigroup Global Markets Inc.
388 Greenwich Street, 5th Floor
New York, New York 10013

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by WP Raven Acquisition, LLC, referred to herein as the “Company” or “Responsible Party” and Wells Fargo Securities, LLC and Citigroup Global Markets Inc. together with the Company, the “Specified Parties” related to their evaluation of certain information with respect to a portfolio of finance receivables in connection with the issuance of finance receivable backed notes issued by Mariner Finance Issuance Trust 2017-B (the “Proposed Transaction”). The Company is responsible for the accuracy of the information contained in the Loan Data Files (defined below).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purposes of for which this report has been requested of for any other purpose.

If a party has obtained, or has access to, this report without having executed an agreement with RSM US LLP (RSM) wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

(i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

(ii)	Acquire any rights or claims against RSM, and RSM assumes no duties or obligations to such Non-Specified Party

Any Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

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For the purposes of this report:

(i)
The computer-generated Loan Data Files provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Loan Data File”;

(ii)	The fields in the Loan Data Files, signed contract and signed credit application shall be herein referred to as “Specified Attributes”;
(iii)	The term “Contract” means Direct Loan contract, Loan by Mail contract, or Indirect Sales Finance Loan contract.
(iv)
The term “Customer Service Screen” refers to a screen image or access to the Company’s computer systems that the Company’s management represented as information from its Contract accounting system (GoldPoint Systems or GPS), which includes the customer’s account history and the Specified Attributes related to the Contracts;

(v)	The term “Contract File” means any file containing the Contract and credit application; and the term “Obligor” means the borrower(s) stated on the respective Contracts.
(vi)	The term “Coupon Rate” means the periodic rate of interest owed by the Obligor on the Contract.

The procedures we performed and the associated findings are as follows:

Agreed-Upon Procedures

On October 9, 2017, the Company provided us with the preliminary Loan Data File with a cutoff date of September 30, 2017 containing 90,951 individual customer accounts (the “September Loan Data File”). The Company subsequently provided us with a Loan Data File with a cutoff date of October 31, 2017 (the “October Loan Data File”) containing 108,979 individual customer accounts herein referred to as the “Underlying Assets” which management represented was the entire population of the Underlying Assets in the Proposed Transaction. We were instructed by the Specified Parties to perform the agreed-upon procedures on the September Loan Data File.

From October 18, 2017 through October 20, 2017 the Company provided us with access to GPS and the selected Contract Files.

At the Specified Parties’ request we selected a statistically random sample of 204 individual customer accounts from the September Loan Data File.  At the Specified Parties’ request for the sample of 204 individual customer accounts from the September Loan Data File, we compared the Specified Attributes set forth in the September Loan Data File to the Customer Service Screen and Contract files for the following items:

Number	Specified Attribute
1	Account number
2	Amount financed
3	Original Term of Contract
4	Monthly payment
5	Annual Percentage Rate (APR)
6	Coupon Rate
7	Branch state
8	Maturity date (calculation)

In comparing the above Specified Attributes, we applied the following tolerances as instructed by the Specified Parties:

•	Maturity date: First payment date used in the calculation +/- 30 day tolerance of the later of Contract date, delivery date, or purchase date, as applicable
•	Monthly payment: +/- $0.50
•	APR or Coupon Rate: +/- 2.5 bps

We compared Specified Attributes 1 – 7 to the corresponding information set forth on or derived from the Contract files and to the Customer Service Screen.  For Specified Attribute 6, for instances where the Coupon Rate was not disclosed on the Contract, we compared the Coupon Rate to Raven’s payment calculator and to the Customer Service Screen.

We recalculated the Maturity date (Specified Attribute 8) as reflected in the September Loan Data File based on the terms of the respective Contract and the due date of the first payment as reflected in the Contract.

In addition to the procedures described above, at the Specified Parties’ request, for each of the items in the sample of 204 individual customer accounts, we observed the presence of the following:

•	Signed credit application (not required for Loan by Mail Contracts)
•	Signed Contract

The Contracts and Contract Files described above, including any information obtained from the indicated systems, and any other related documents used in support of the Specified Attributes were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding sample of 204 individual customer accounts.

Agreed-Upon Procedure Findings
The results of the foregoing procedures indicated that the Specified Attributes were found to be in agreement with the above mentioned Receivables Documents, except as described in Appendix A. Supplemental information related to the findings is contained within Appendix B.

RSM should not be regarded as having in any way warranted or given any assurances as to:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Company, or any other party for the purposes of RSM performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships in the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
•	The value of collateral securing such assets (as applicable); and
•	The compliance of the originator of the assets with federal, state and local laws and regulations.

None of the engagement procedures or this report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the September Loan Data File or any other source document is sufficient to comply with any applicable laws and regulations including, but not limited to, Regulation AB of the U.S. Securities and Exchange Commission. We did not perform any procedures to determine whether the Company or the Specified Parties of the Proposed Transaction are in compliance with any applicable laws and regulations, including, but not limited to, Regulation AB of the U.S. Securities and Exchange Commission.

With respect to any terms or requirements of the September Loan Data File that do not appear herein, we performed no procedures and, accordingly, the procedures we performed would not ensure that any such requirements are satisfied. Further, we have performed only the agreed-upon procedures noted herein and therefore make no representations regarding the adequacy of any disclosures related to the Proposed Transaction or whether any material facts have been omitted from the information provided by the Responsible Parties.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information set forth in the September Loan Data File is the responsibility of the Company.

It should be understood that we make no representations as to:

(i)	The interpretation of the Proposed Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

(ii)	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

(iii)	The reasonableness of any of the Specified Attributes provided by the Company;

(iv)	The physical existence or ownership of the Underlying Assets;

(v)
Any other factor or characteristic of the Underlying Assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;

(vi)	Reasonableness of any of the aforementioned assumptions, information or methodologies.

We were not engaged to and did not conduct an (i) audit in accordance with generally accepted auditing standards or an (ii) examination or a review conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report.  Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

This report is intended solely for the information and use of the Board of Directors of the Company and Wells Fargo Securities LLC and Citigroup Global Markets Inc., including for the purpose of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933, and is not intended to be, and should not be, used by anyone other than these Specified Parties.

/s/ RSM US LLP

Raleigh, North Carolina
November 28, 2017

Appendix A to Independent Accountant’s Report
On Applying Agreed-Upon Procedures
Issued by RSM US LLP dated November 28, 2017

In applying our agreed-upon procedures as outlined above, we noted the following:

Exceptions:

Exception
Description
Number	Exception Description

1
The Specified Attributes on 1 Loan Data File contract, or 0.49% of the 204 accounts selected, were unable to be compared due to an illegible copy of a Loan by Mail Contract maintained in Contract File.

2	A signed contract for 1 Loan Data File contract, or 0.49% of the 204 accounts selected, was not able to be observed due to an illegible copy of a Loan by Mail Contract maintained in Contract File.

3	APR of the loan on 1 Loan Data File contract, or 0.49% of the 204 accounts selected, did not agree to APR on the Direct Loan Contract.

4	Recalculated Maturity Date of the loan on 2 Loan Data File contracts, or 0.98% of the 204 accounts selected, did not agree to the Maturity Date stated on the respective Contract.

5	Coupon Rate on 1 Loan Data File Contracts, or 0.49% of the 204 accounts selected, was not shown on a Raven payment calculator.

6	Coupon Rate on 6 Loan Data File Contracts, or 2.94% of the 204 accounts selected, was not stated on the term side of the Loan by Mail Contract.

Other Observations:

Observation
Description
Number	Observation Description

1
Of the 204 accounts selected, 57 accounts (or 27.94% of the sample) were Loan by Mail Contracts which are pre-screened offers sent to pre-approved prospective and former borrowers. As such, these types of loans do not have a credit application and therefore we were unable to observe any signed credit applications for these accounts.

2	Of the 204 accounts selected, 1 account (or 0.49% of the sample) was paid in full on October 11, 2017.

3	Of the 204 accounts selected, 15 accounts (or 7.35% of the sample) did not have the Coupon Rate disclosed on the Loan Contract.

Appendix B to Independent Accountant’s Report
On Applying Agreed-Upon Procedures
Issued by RSM US LLP dated November 28, 2017

Supplemental Information Related to the Exceptions
Set Forth on Appendix A

Exception	Sample
Description	Contract
Number	Number	Characteristic

1	5016000118	Copy of Loan by Mail contract was illegible and Specified Attributes were unable to be compared.

Exception	Sample
Description	Contract
Number	Number	Characteristic

2	5016000118	Copy of Loan by Mail contract was illegible and customer signature was unable to be observed.

Exception	Sample
Description	Contract
Number	Number	Characteristic

3	8706008287	APR on the Direct Loan Contract is 18.00% while APR per Loan Data File is 18.10%.

Exception	Sample
Description	Contract
Number	Number	Characteristic

4	1022003894	Recalculated Maturity Date of May 10, 2024 does not agree with Maturity Date on Indirect Sales Finance Contract of August 10, 2024

4	8706008287	Recalculated Maturity Date of March 5, 2021 does not agree with Maturity Date on Indirect Sales Finance Contract of September 5, 2021

Exception	Sample
Description	Contract
Number	Number	Characteristic

5	8304018536	Coupon Rate on the Direct Loan Contract is not stated and Raven payment calculator was not noted, while Coupon Rate per Loan Data File is 20.27%

Exception	Sample
Description	Contract
Number	Number	Characteristic

6	8607009784	Loan by Mail Contract did not contain Coupon Rate.

6	8803012212	Loan by Mail Contract did not contain Coupon Rate.

6	8310007577	Loan by Mail Contract did not contain Coupon Rate.

6	8405005917	Loan by Mail Contract did not contain Coupon Rate.

6	8505006860	Loan by Mail Contract did not contain Coupon Rate.

6	8602009277	Loan by Mail Contract did not contain Coupon Rate.